Exhibit 99.2

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ATTN: INVESTOR RELATIONS 555 17TH STREET, SUITE 3700 DENVER, CO 80202 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E49286-S73459 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DCT INDUSTRIAL TRUST INC. The Board of Directors recommends that you vote FOR the following proposals. For Against Abstain 1. To approve the merger of DCT Industrial Trust Inc. with and into Prologis, Inc., with Prologis, Inc. surviving the merger (the "company merger"), on the terms and conditions set forth in the Agreement and Plan of Merger, dated as of April 29, 2018, as may be amended from time to time, by and among Prologis, Inc., Prologis, L.P., DCT Industrial Trust Inc. and DCT Industrial Operating Partnership LP (the "merger agreement"). To approve a non-binding advisory proposal to approve certain compensation that may be paid or become payable to certain named executive officers of DCT Industrial Trust Inc. in connection with the mergers and transactions contemplated under the merger agreement. To approve one or more adjournments of the special meeting to another date, time or place, if necessary, to solicit additional proxies in favor of the proposal to approve the company merger on the terms and conditions set forth in the merger agreement. ! ! ! ! ! ! ! ! ! 2. 3. The undersigned hereby acknowledges receipt of DCT Industrial Trust Inc.'s Notice of Special Meeting of Stockholders and Proxy Statement. By submitting this proxy, the undersigned revokes all prior proxies made by the undersigned in connection with the DCT Industrial Trust Inc.'s Special Meeting of Stockholders. ! Yes ! No Please indicate if you plan to attend this meeting. Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

YOUR PROXY CARD IS ATTACHED BELOW. PLEASE READ AND FOLLOW THE INSTRUCTIONS CAREFULLY AND DETACH AND RETURN YOUR COMPLETED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY TELEPHONE OR INTERNET YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting and the related Proxy Statement/Prospectus is/are available at www.proxyvote.com. E49287-S73459 DCT INDUSTRIAL TRUST INC. PROXY Special Meeting of Stockholders - To be held at [•] on [•], 2018, commencing at [•], local time THE BOARD OF DIRECTORS OF DCT INDUSTRIAL TRUST INC. SOLICITS THIS PROXY The undersigned hereby appoints Philip L. Hawkins and Matthew T. Murphy, or any one or more of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the common stock of DCT Industrial Trust Inc., held of record by the undersigned on [•], 2018, at the Special Meeting of Stockholders, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY COMPLETED AND RETURNED BY YOU, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS DIRECTION IS GIVEN TO THE CONTRARY, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE COMPANY MERGER, “FOR” THE NON-BINDING ADVISORY PROPOSAL TO APPROVE CERTAIN COMPENSATION THAT MAY BE PAID OR BECOME PAYABLE TO CERTAIN NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGERS AND THE TRANSACTIONS CONTEMPLATED UNDER THE MERGER AGREEMENT AND “FOR” THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING TO ANOTHER DATE, TIME OR PLACE, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE PROPOSAL TO APPROVE THE COMPANY MERGER ON THE TERMS AND CONDITIONS SET FORTH IN THE MERGER AGREEMENT. PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS. (Continued and to be dated and signed on the reverse side)